Exhibit 99.1 Transforming Healthy Aging

2 Transforming Healthy Aging Forward-Looking Statements Forward-Looking Statements Certain statements in this Presentation may be considered “forward-looking statements” within the meaning of the provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events of BioTE Holdings, LLC’s (“BioTE” or the “Company”) future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “hope,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “might,” “ongoing,” “potential,” “predict,” “would,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond ability to control or predict, which may cause actual results to differ materially from those expressed or implied herein, including, but not limited to: the success of our dietary supplements to attain significant market acceptance among clinics, practitioners and their patients; our customers’ reliance on certain third parties to support the manufacturing of bio-identical hormones for prescribers; our and our customers’ sensitive to regulatory, economic, environmental and competitive conditions in certain geographic regions; our ability to increase the use by practitioners and clinics of the Biote Method at the rate that we anticipate or at all; our ability to grow our business; the significant competition we face in our industry; our limited operating history; our ability to protect our intellectual property; the heavy regulatory oversight in our industry; changes in applicable laws or regulations; the inability to profitably expand in existing markets and into new markets; the possibility that we may be adversely impacted by other economic, business and/or competitive factors; future exchange and interest rates; and other risks and uncertainties indicated in the section captioned “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the United States Securities Exchange Commission (“SEC”) on March 15, 2024 and any other materials subsequently filed or furnished with the SEC. These forward-looking statements are based upon estimates and assumptions that are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward- looking statements will be achieved. You are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law. Financial Information; Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and EBITDA Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measure is included in the appendix to these slides on pages 21-22. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding. Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results for the fiscal year ended December 31, 2024, including Revenue and, Adjusted EBITDA and EBITDA Margin. The Company’s independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, it did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data This Presentation includes certain information and statistics obtained from third-party sources. The Company has not independently verified the accuracy or completeness of any such third-party information. No Offer This Presentation shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Biote, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

3 Transforming Healthy Aging Looking Forward Biote offers an Our Vision evidence-based, To be a part of individualized, and everyone’s routine comprehensive healthcare as approach to they age healthcare

4 Transforming Healthy Aging 1 Biote by the Numbers The Established Leader in Hormone Optimization $185M 7,100+ 2023 Revenue Biote-Certified Practitioners 2 ~4M $55M Procedures 2023 Adj. EBITDA Performed 2 ~30% ~400,000 2023 Adj. EBITDA Active Patients Margin 1. All information as of December 31, 2023 unless otherwise stated. 2. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial figures. Please see slides 21-22 for a reconciliation of these measures to their most closely comparable GAAP measures.

5 Transforming Healthy Aging Investment Highlights Proprietary Trusted Leader in Large & Growing Growing, Profitable Technology, Hormone Addressable & Capital-light Education & Optimization Markets Business Model Training Platform Becoming the Leading Single-Source Provider of Evidence-Based Therapeutic Wellness Solutions

6

Transforming Healthy Aging

# Why Hormone Optimization

## Hormone Deficiency Impacts Quality of Life and Heightens Risk of Chronic Disease

### Common symptoms:[1]

- Low energy
- Insomnia
- Decreased libido
- Brain fog
- Irritability
- Depression
- Hot flashes/sweats
- Bladder problems

### Hormone deficiency increases risk of:

- Heart disease[2][3]
- Breast cancer[4][5]
- Osteoporosis[6]
- Neurodegenerative diseases[7]



**~47M Women**

affected with menopausal symptoms[8]



**~20M Men**

over age 45 are affected by low testosterone[9]

biote

Confidential Material – Do Not Distribute

7 Transforming Healthy Aging Biote: A Better Solution for Practitioners & Patients 1 Network of 7,100+ certified practitioners • OB/GYN Biote-certified practitioners customize • Family Practice/Internal Medicine treatment therapies based on our • Urology proprietary algorithms to meet each • Functional Medicine patient’s unique needs and preferences • Nurse Practitioners Our Practitioner Certification Process is Our proprietary technology empowers rigorous, involving pre-screening, an practitioners with a single-source intensive two-day training program, and platform, exclusive software solutions continuous education and evaluation in and strategic marketing support practice 1. As of December 31, 2023.

8 Transforming Healthy Aging Nutraceuticals Complement Our Hormone Therapy Offerings ▪ Biote-branded dietary supplements and cosmeceuticals ▪ Complementary to procedures performed by Biote-certified practitioners ▪ Nutraceuticals strengthen the patient connection to Biote and enhance practitioner economics

9 Transforming Healthy Aging A More Proactive and Holistic Approach to Healthcare Practitioners Seek: ▪ Single-source technology platform ▪ Therapies to address common health conditions ▪ Revenue opportunities that enhance clinic economics Patients Seek: ▪ Ease and convenience from a single provider ▪ Evidence-based results ▪ Broad range of complementary wellness therapies

10 Transforming Healthy Aging BioteRx: New Therapeutic Wellness Offerings from a Trusted Network of Providers Wellness Categories Hormone Optimization Weight Loss/ Thyroid Body Composition Health Sexual Preventive Health Wellness Hair Loss/ Aesthetic Dermatology

11 Transforming Healthy Aging Large & Growing Markets 82% of US Consumers Consider US Therapeutic Wellness a Top or Important Wellness (10) Priority in their Everyday Lives $400B+ ▪ Growing patient interest in personal health & wellness (10) 5-10% CAGR ▪ Patient desire for clinically-proven results Hormone ▪ Trend toward preventive medicine Replacement $7B+ Hormone Deficiency Affects (13) 7% CAGR ~200M Americans (11) (12) with 80% Untreated

12 Transforming Healthy Aging Significant Geographic & Practitioner 1 Expansion Opportunity Practitioner Opportunity 2 Building on our success in our core 260,000 US Practitioners with states to efficiently scale our presence Relevant Specialties ▪ Tech-enabled, franchise- like highly-scalable business model 78,000 Targeted Specialists ▪ Added 1,500 Biote- Certified Practitioners in 2023 ▪ Accelerated practitioner 7,100+ on-boarding process Current Biote-Certified ▪ 125+ National Salesforce Practitioners Purple = Core States Green = Emerging Market 1. All information as of December 31, 2023 unless otherwise stated. 2. As of 2019.

13 Commitment to Research Transforming Healthy Aging ▪ The Aging Male Leadership in Education, ▪ European Journal of Breast Health ▪ Therapeutic Advances in Endocrinology and Metabolism Training & Research (14) Breast Cancer Study ▪ Testosterone and/or Testosterone/Estradiol delivered subcutaneously significantly reduced the incidence of breast cancer (15) Safety Study ▪ Overall complication rate was <1% Leading Voice in Training & Education ▪ National training center in Irving, TX ▪ 5 regional training centers across U.S. ▪ 7 medical advisors and 10 clinical faculty Evolution of Hormone Optimization and Wellness ▪ The New York Times Magazine ▪ Men’s Health ▪ USA Today ▪ Healthline

14 Transforming Healthy Aging Our Scalable & Proprietary Platform Drives Clinic Success + + + + = The Biote Method Clinical Didactic & Access to Practice Practice Proprietary Decision High Quality Training Clinical Retention Practice Support Certification Dietary and Support Management System Supplements Training Software 1 Our advantages : ▪ Approximately 95% practice retention ▪ Biote-trained clinic network is the largest in the country in a highly fragmented market ▪ Proprietary algorithms and best-in-class technology platform 2 ▪ Average Biote clinic generates $100,000 in incremental annual revenue ▪ Over 125 commercial team members across the U.S. 1. All information as of December 31, 2023 unless otherwise stated. 2. As of July 2021.

15 Transforming Healthy Aging 2023 Financial Results & 2024 Outlook 2024 Guidance 2023 Results Revenue: ▪ $185.4M Revenue $200M - $204M (+12.4% y/y) 1 ▪ Expect low single-digit ▪ $55.3M Adj. EBITDA revenue growth in first half (+10.2% y/y) 2024 1 ▪ 29.8% Adj. EBITDA Margin ▪ Significant revenue growth improvement expected in ▪ 9.3% Procedure Revenue second half 2024 Growth ▪ 7,100+ Practitioners 1 Adj. EBITDA : (+700 y/y) $60M - $63M 1. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial figures. Please see slides 21-22 for a reconciliation of these measures to their most closely comparable GAAP measures.

16 Transforming Healthy Aging Capital Allocation Priorities Organic Drive growth, gain efficiency and expand capabilities Investments Company agreed to repurchase ~18.4 million shares from Share founder over three years on fixed terms (binding settlement Repurchases term sheet). Company authorized a $20 million share repurchase program. Acquisition Enhanced vertical integration of 503A and 503B manufacturing Strategy capabilities.

17 Transforming Healthy Aging Strengthened Capabilities ▪ Strategic acquisition strengthens control over our supply chain and enhances our efficiency ▪ Deep expertise in 503B manufacturing ▪ Enables longer-term development of innovative wellness therapeutics ▪ Vertical integration of manufacturing provides direct control over our new product research efforts ▪ Manufacturing insourcing expected to drive margin improvement

18 Transforming Healthy Aging Key Takeaways ▪ Leveraging our leadership in hormone optimization to capture the significant growth opportunity in therapeutic wellness ▪ Our addressable market is substantial, and that we have only just begun to tap into the geographic expansion opportunity in front of us ▪ Best-in-class technology, training and education platform distinguishes the Biote brand ▪ Efficient and scalable business model generates strong profitability and solid cash flow We are well-Positioned to Become the Leading Single-Source Provider of Evidence-Based Therapeutic Wellness Solutions

19 Thank You

20 Appendix A

21 Reconciliation of Adjusted EBITDA to Net (Loss) Income Year Ended December 31, (in thousands) 2023 2022 $ Net income (loss) $ 1,324 (2,805) Interest expense, net 6,363 4,047 Income tax expense 2,682 388 Depreciation and amortization 2,994 2,199 (1) Loss from extinguishment of debt — 445 (2) Share-based compensation expense ` 9,057 82,180 (3) Litigation expenses-former owner 6,770 3,603 (4) Litigation-other 633 477 (5) Legal settlement (gain) loss 1,048 88 (6) Transaction-related expenses 2,118 21,627 (7) Other expenses 1,174 646 (8) Merger and acquisition expenses 2,821 — (Gain) loss from change in fair value of warrant liability 13,411 (5,127) (Gain) loss from change in fair value of earnout liability 8,990 (61,770) Adjusted EBITDA $ 55,256 $ 50,127 Total revenue $ 185,360 $ 164,957 (9) Net income (loss) margin -1.5% 0.8% (10) Adjusted EBITDA margin 29.8% 30.4%

22 Reconciliation of Adjusted EBITDA to Net (Loss) Income (1) Represents unamortized debt issuance costs of $0.4 million charged to extinguishment of debt upon full repayment of the Company’s credit agreement with Bank of America. (2) Represents employee compensation expense associated with equity-based stock awards. This includes expense associated with equity incentive instruments including phantom stock awards, stock options and restricted stock units. (3) Represents legal expenses to defend the Company against claims asserted by the Company’s former owner. (4) Represents litigation expenses other than those incurred in connection with claims asserted by the Company’s former owner that are not related to the Company’s ongoing business. (5) Represents settlements of legal matters. (6) Represents transaction costs including professional services fees of $0.03 million and $1.0 million for the three and twelve months ended December 31, 2023, respectively, and legal fees of $0.9 million and filing fees of $0.2 million for the year ended December 31, 2023, each of which were incurred in connection with the filing of, and transactions contemplated by, the Company’s securities offerings. For the three and twelve months ended December 31, 2022, this amount represents transaction costs including legal fees of $0.4 million and $4.8 million, respectively, professional services fees of $0.2 million and $4.0 million, respectively and filing fees of $0.2 million and $0.4 million, respectively and consulting fees of $0.2 million, share redemption costs of $7.2 million and transaction bonuses of $4.2 million. Each of these transaction costs were incurred in connection with the Business Combination that occurred during the year ended December 31, 2022. (7) Represents executive severance costs of $0.5 million and $0.8 million, for the three and twelve months ended December 31, 2023, respectively, and costs related to recruiting executive level management, including the Chief Commercial Officer of $0.2 million, legal fees of $0.1 million and professional services fees of $0.1 million associated with the restatement of the Company’s financial statements for the quarters ended June 30, 2022 and September 30, 2022 and a realized foreign currency loss of less than $0.02 million for the year ended December 31, 2023. For the three and twelve months ended December 31, this amount represents executive severance costs of $0.1 million and $0.4 million respectively, and private air transportation expense incurred by the Company’s previous controlling stockholder of $0.2 million, expenses related to the transition of the CEO and CFO of $0.07 million and a realized foreign currency gain of $0.03 million for the year ended December 31, 2022. (8) Represents professional fees of $0.5 million and $0.6 million, consulting fees of $0.1 million and $0.4 million and legal fees of $1.4 million and $1.8 million for the three and twelve months ended December 31, 2023 all of which were associated with strategic opportunities to expand the business. (9) Net income (loss) margin is defined as net income (loss) divided by total revenue. (10) Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue.

23 Appendix B

24 Sources (1) Cardozo et al. Am J OB/GYN, 1984. (2)Mechanisms of testosterone deficiency-related endothelial dysfunction. Antonopoulous AS and Antoniades C. Hellenic J Cardiol. 2018 Jun 8. pii:@1109-9666(18)30168-4. (3)Abraham Morgantaler et al., Testosterone therapy and cardiovascular Risk: Advances and Controversies, Mayo Clinic Proceedings 2015;90:224-51. (4)Donovitz et al. European Journal Breast Health 2021. (5)Glaser RL, York AE, Dimitrakakis C, Incidence of invasive breast cancer in women treated with testosterone implants: a prospective 10-year cohort study, BMC Cancer (2019) 19:1271. (6)STUDD, J WW, ET AL (1990) AM JOURNAL/GYN 163, 1474-1479. (7)Friedman E. 2013. How you and Your doctor can fight Breast cancer, Prostate cancer, and Alzheimer’s. Prometheus New York. (8)2019 Census Data Estimate & Health Qual Life Outcomes, 2005. (9)International Journal of Clinical Practice, 2006 & HINDAWI Journal of Hormones. (10)“The trends defining the $1.8 trillion global wellness market in 2024” McKinsey & Company. Jan. 2024 (11)Assumes 50:50 ratio of men:women (12)Untreated hormone deficiency. NAMS Survey, 2015 & HINDAWI Journal of Hormones. (13)Market Data Forecast, North America HRT Market Size (14)Based on Biote-certified clinician data. Published in European Journal of Breast Health. (15)Based on Biote-certified clinician data. Published in Therapeutic Advances in Endocrinology and Metabolism, 2021.